SUPPLEMENTAL AGREEMENT


            SUPPLEMENTAL AGREEMENT dated as of January 1, 1994, by

and between THE INTERPUBLIC GROUP OF COMPANIES, INC., a

corporation of the State of Delaware (hereinafter referred to as the "Corporation"), and ROBERT L. JAMES (hereinafter referred to as "Executive").


                        W I T N E S S E T H


            WHEREAS, the Corporation and Executive are parties to

an Employment Agreement made as of January 1, 1991 and a

Supplemental Agreement made as of July 1, 1991 (hereinafter

referred to collectively as the "Employment Agreement"); and


            WHEREAS, the Corporation and Executive desire to amend

the Employment Agreement;


            NOW, THEREFORE, in consideration of the mutual

promisesherein and in the Employment Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:


      l.    Paragraph 3.01 of the Employment Agreement is

            amended, effective January 1, 1994, so as to

            delete "$635,000" and to substitute "$700,000"

            therefor.


      2.    Except as hereinabove amended, the Employment

            Agreement shall continue in full force and effect.


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      3.    This Supplemental Agreement shall be governed by

            the laws of the State of New York.


                         THE INTERPUBLIC GROUP OF COMPANIES, INC.


                         By______________________________________
                                      C. Kent Kroeber



                         ________________________________________
                                       Robert L. James


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